Exhibit 99.3
CONSOLIDATED STATEMENTS OF INCOME

(Amounts in thousands, except per share data)	Three Months Ended December 31,
	2006	2005
Sales	$883,590	$738,510
Cost of sales	(596,683)	(497,531)

Gross profit	286,907	240,979
Selling, general and administrative expense	(227,339)	(187,106)
Net earnings from affiliates	3,695	3,491

Operating income	63,263	57,364
Interest expense	(17,361)	(15,258)
Interest income	3,821	602
Loss on early extinguishment of debt	(489)	—
Other income (expense), net	2,534	(24)

Earnings before income taxes	51,768	42,684
Provision for income taxes	(18,413)	(20,499)

Income from continuing operations	33,355	22,185
Discontinued operations, net of tax	—	(9,191)
Gain (loss) from sale of discontinued operations, net of tax	189	(2,499)

Net earnings	$33,544	$10,495

Net earnings per share:
Basic:
Continuing operations	$0.59	$0.41
Discontinued operations	—	(0.22)

Net earnings	$0.59	$0.19

Diluted:
Continuing operations	$0.58	$0.40
Discontinued operations	—	(0.21)

Net earnings	$0.58	$0.19

Exhibit 99.3
     As discussed in Note 1 and Note 6 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006, effective December 31, 2006, we changed our method of accounting for U.S. inventories from the last-in, first-out method to the first-in, first-out method, and we have retrospectively adjusted prior periods to conform with the current period presentation. The following tables summarize the consolidated results of operations, as well as the results of operations of each division, before (“As Previously Reported”) and after (“As Adjusted”) the change in accounting method.
CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended December 31, 2005

	As Previously
	Reported	As Adjusted	Effect of Change
(Amounts in thousands, except per share data)
Sales	$738,510	$738,510	$—
Cost of sales	(501,738)	(497,531)	4,207

Gross profit	236,772	240,979	4,207
Selling, general and administrative expense	(187,106)	(187,106)	—
Other expense, net	(11,189)	(11,189)	—

Earnings before income taxes	38,477	42,684	4,207
Provision for income taxes	(18,934)	(20,499)	(1,565)

Income from continuing operations	19,543	22,185	2,642
Discontinued operations, net of tax	(11,690)	(11,690)	—

Net earnings	$7,853	$10,495	$2,642

Net earnings per share:
Basic:
Continuing operations	$0.36	$0.41	$0.05
Net earnings	0.14	0.19	0.05
Diluted:
Continuing operations	$0.36	$0.40	$0.04
Net earnings	0.15	0.19	0.04

Exhibit 99.3

FLOWSERVE PUMP DIVISION	2006
Quarter	1st		2nd		3rd
	As		As		As
	Previously		Previously		Previously
	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted
	(amounts in millions)
Sales	$328.1	$328.1	$387.0	$387.0	$401.3	$401.3
Gross profit	91.8	94.3	109.4	109.9	107.9	108.5
Gross profit margin	28.0%	28.7%	28.3%	28.4%	26.9%	27.0%
Operating income	24.5	27.0	46.9	47.5	39.1	39.7
Operating income as a percentage of sales	7.5%	8.2%	12.1%	12.3%	9.7%	9.9%

	2005
Quarter	1st		2nd		3rd		4th
	As		As		As		As
	Previously		Previously		Previously		Previously
	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted
	(amounts in millions)
Sales	$312.9	$312.9	$360.2	$360.2	$322.0	$322.0	$403.3	$403.3
Gross profit	79.4	81.6	98.9	98.7	90.0	90.9	122.4	124.6
Gross profit margin	25.4%	26.1%	27.5%	27.4%	27.9%	28.2%	30.3%	30.9%
Operating income	17.6	19.8	37.7	37.6	29.0	29.9	60.3	62.5
Operating income as a percentage of sales	5.6%	6.3%	10.5%	10.4%	9.0%	9.3%	14.9%	15.5%

Exhibit 99.3

FLOW CONTROL DIVISION	2006
Quarter	1st		2nd		3rd
	As		As		As
	Previously		Previously		Previously
	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted
	(amounts in millions)
Sales	$217.8	$217.8	$252.3	$252.3	$257.9	$257.9
Gross profit	74.3	75.3	86.0	86.4	87.4	88.2
Gross profit margin	34.1%	34.6%	34.1%	34.2%	33.9%	34.2%
Operating income	24.1	25.2	29.3	29.8	33.9	34.7
Operating income as a percentage of sales	11.1%	11.6%	11.6%	11.8%	13.1%	13.5%

	2005
Quarter	1st		2nd		3rd		4th
	As		As		As		As
	Previously		Previously		Previously		Previously
	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted
	(amounts in millions)
Sales	$209.5	$209.5	$228.9	$228.9	$224.7	$224.7	$231.2	$231.2
Gross profit	70.0	71.2	74.0	74.0	72.1	72.1	68.9	70.5
Gross profit margin	33.4%	34.0%	32.3%	32.3%	32.1%	32.1%	29.8%	30.5%
Operating income	20.0	21.2	26.2	26.2	25.3	25.3	17.7	19.3
Operating income as a percentage of sales	9.5%	10.1%	11.4%	11.5%	11.3%	11.3%	7.7%	8.4%

Exhibit 99.3

FLOW SOLUTIONS DIVISION	2006
Quarter	1st		2nd		3rd
	As		As		As
	Previously		Previously		Previously
	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted
	(amounts in millions)
Sales	$118.2	$118.2	$125.0	$125.0	$122.9	$122.9
Gross profit	51.5	51.8	56.7	56.6	55.8	55.8
Gross profit margin	43.6%	43.8%	45.4%	45.3%	45.4%	45.4%
Operating income	23.3	23.6	27.3	27.2	25.6	25.6
Operating income as a percentage of sales	19.7%	19.9%	21.8%	21.8%	20.8%	20.8%

	2005
Quarter	1st		2nd		3rd		4th
	As		As		As		As
	Previously		Previously		Previously		Previously
	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted
	(amounts in millions)
Sales	$102.9	$102.9	$111.9	$111.9	$113.2	$113.2	$115.7	$115.7
Gross profit	44.5	44.5	49.9	50.0	50.0	50.0	49.0	50.3
Gross profit margin	43.2%	43.2%	44.6%	44.7%	44.1%	44.1%	42.4%	43.5%
Operating income	18.7	18.7	24.2	24.3	23.0	23.1	20.1	21.4
Operating income as a percentage of sales	18.2%	18.2%	21.6%	21.7%	20.3%	20.4%	17.4%	18.5%

Exhibit 99.3

“ALL OTHER”	2006
Quarter	1st		2nd		3rd
	As		As		As
	Previously		Previously		Previously
	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted
	(amounts in millions)
Sales	$(10.2)	$(10.2)	$(11.4)	$(11.4)	$(11.3)	$(11.3)
Operating income	(34.3)	(34.6)	(31.1)	(31.1)	(38.2)	(38.1)

	2005
Quarter	1st		2nd		3rd		4th
	As		As		As		As
	Previously		Previously		Previously		Previously
	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted	Reported	As Adjusted
	(amounts in millions)
Sales	$(9.2)	$(9.2)	$(9.8)	$(9.8)	$(10.4)	$(10.4)	$(11.8)	$(11.8)
Operating income	(30.5)	(30.5)	(31.9)	(31.9)	(22.4)	(22.4)	(45.0)	(45.8)